EXHIBIT 10.2

Loan No. RX0583(A)-T5

AMENDED AND RESTATED
REVOLVING LOAN PROMISSORY NOTE

NUVERA COMMUNICATIONS, INC.

$20,000,000                                                                                                 Dated: March 16, 2022

FOR VALUE RECEIVED, the undersigned unconditionally promises to pay to COBANK, ACB (the “Payee”), or its order, at the times and in the manner set forth in that certain Second Amended and Restated Master Loan Agreement, dated as of July 31, 2018, among the undersigned and Payee, as it may be amended, modified, supplemented, extended or restated from time to time (the “MLA”), and in that certain Fifth Supplement to the Second Amended and Restated Master Loan Agreement, dated as of July 31, 2018, and as it otherwise has been and may further be amended, modified, supplemented, extended or restated from time to time (the “Fifth Supplement”; and together with the MLA, collectively, the “Loan Agreement”), the principal sum of TWENTY MILLION UNITED STATES DOLLARS ($20,000,000) or such lesser principal amount as may be advanced and/or readvanced from and be outstanding from time to time hereunder, together with interest on the unpaid principal balance hereof at the rate or rates provided for in the Loan Agreement. This Note amends and restates in its entirety that certain Revolving Loan Promis Note, dated as of July 31, 2018 (the “Prior Note”) executed by the undersigned in favor of Payee.

This note is given for one or more advances to be made by the Payee to the undersigned pursuant to the Loan Agreement, all of the terms and provisions of which (including, without limitation, provisions regarding acceleration of the maturity hereof and application of default interest and of a surcharge to payments hereunder) are hereby incorporated by reference. Advances, accrued interest and payments shall be posted by the Payee upon an appropriate accounting record, which record (and all computer printouts thereof) shall constitute prima facie evidence of the outstanding principal and interest on the advances. The total of such advances may exceed the face amount of this note, but the unpaid principal balance shall not at any time exceed such face amount. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum set forth in Section 11(D) of the MLA.

The makers or endorsers hereof hereby waive presentment for payment, demand, protest, and notice of dishonor and nonpayment of this note, and all defenses on the ground of delay or of any extension of time for the payment hereof which may be hereafter given by the holder or holders hereof to them or either of them or to anyone who has assumed the payment of this note, and it is specifically agreed that the obligations of said makers or endorsers shall not be in anywise affected or altered to the prejudice of the holder or holders hereof by reason of the assumption of payment of the same by any other person or entity.

Should this note be placed in the hands of an attorney for collection or the services of any attorney become necessary in connection with enforcing its provisions, the undersigned agrees to pay reasonable attorneys’ fees, together with all costs and expenses incident thereto, to the extent allowed by law. Except to the extent governed by applicable federal law, this note shall be governed by and construed in accordance with the laws of the State of Colorado, without reference to choice of law doctrine. Whenever possible, each provision of this note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this note. Whenever in this note reference is made to the Payee or the undersigned, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this note shall be binding upon and shall inure to the benefit of such successors and assigns. The undersigned’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the undersigned.

Promissory Note/Nuvera Communications, Inc.
Loan No. RX0583(A)-T5

The amendment and restatement of the Prior Note by this note shall not constitute a novation or termination of the obligations and covenants of the undersigned thereunder, but shall constitute an amendment and restatement of the obligations and covenants of the undersigned under such Prior Note and the undersigned hereby reaffirms all such obligations and covenants under the Prior Note as amended and restated hereby.

[Signature appears on following page]

Promissory Note/Nuvera Communications, Inc.
Loan No. RX0583(A)-T5

IN WITNESS  WHEREOF, the undersigned has caused this note to be executed and delivered by its duly authorized officer, as of the date first shown above.

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